EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
________________________________________________________________________________
Contact:    Franklin Resources, Inc.
            Investor Relations: Alan Weinfeld (650) 525-8900
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
________________________________________________________________________________
                                                           FOR IMMEDIATE RELEASE

     FRANKLIN RESOURCES, INC. ANNOUNCES FOURTH QUARTER AND YEAR-END RESULTS

     SAN MATEO, CA, OCTOBER 23, 2003 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $152.1 million, or $0.61 per share diluted on revenues of $722.0 million for the quarter ended September 30, 2003. Net income was $131.4 million, or $0.52 per share diluted, on revenues of $683.9 million in the preceding quarter. In the comparable quarter a year ago, net income was $68.5 million, or $0.26 per share diluted (after a pre-tax, non-cash, non-operating charge of $60.1 million relating to an unrealized loss in the company's corporate investments, or $0.17 per share diluted after tax), on revenues of $608.3 million. Operating income increased 18% this quarter over the prior quarter and increased 42% over the same quarter in the prior year.

     Net income for the year ended September 30, 2003, was $502.8 million, or $1.97 per share diluted, on revenues of $2,624.4 million as compared to net income of $432.7 million, or $1.65 per share diluted, on revenues of $2,518.5 million a year ago. Operating income increased 11% as compared to the prior year primarily due to a 4% increase in revenue resulting from a 3% increase in simple monthly average assets under management, partially offset by a 2% increase in operating expenses.

     As of September 30, 2003, assets under management by the company's subsidiaries were $301.9 billion, as compared to $287.0 billion last quarter and $247.8 billion at this time last year. Simple monthly average assets under management during the current quarter were $294.0 billion compared to $272.2 billion in the preceding quarter and $259.0 billion in the same quarter a year ago. Equity assets now comprise 51% of total assets under management as compared to 50% last quarter and 48% at September 30, 2002. Fixed-income assets now comprise 32% of total assets under management, as compared to 33% last quarter and 35% at the same time last year. As of September 30, 2003, hybrid/balanced assets accounted for 15% of total assets under management, and remained unchanged from last quarter and the comparable quarter a year ago. Sales exceeded redemptions by $4.4 billion for the current quarter compared to $6.0 billion for the prior quarter and $2.5 billion for the comparable quarter a year ago.

FISCAL FOURTH QUARTER 2003 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/

(See important footnotes in "Supplemental Information" section at the end of the release.)

     * Over 75% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2003. /3/,/4/
     * Approximately 70% of Franklin Templeton's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended September 30, 2003, while over 85% of the equity mutual fund assets ranked in the top two quartiles for the three-, five- and 10-year periods. /3/,/5/
     * Franklin Income Fund, the company's largest fund with $15 billion in assets, ranked in the top decile of its LIPPER peer group for the one-, three- and five-year periods and ranked in the top two quartiles of its LIPPER peer group for the 10-year period ended September 30, 2003. The fund, managed by Franklin Advisers, Inc., was also rated 4 stars overall by MORNINGSTAR. /6/,/7/
     * Franklin Flex Cap Growth Fund, managed by Franklin Advisers, Inc., ranked in the top two quartiles of its LIPPER peer group over the one-, three-, five- and 10-year periods ended September 30, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /6/,/8/
     * Over 90% of Franklin Templeton's taxable income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2003. In addition, Franklin Strategic Income Fund ranked in the top quartile of its Lipper peer group for the one-, three- and five-year periods ended September 30, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /6/,/9/,/10/
     * Over 90% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended September 30, 2003. Moreover, 96% of Templeton's equity mutual fund assets were in funds rated 4 stars overall by MORNINGSTAR as of September 30, 2003. /3/,/6/,/11/,/12/

GLOBAL BUSINESS DEVELOPMENTS

     * Completed, on October 1, 2003, the acquisition of Darby Overseas Investments, Ltd. and Darby Overseas Partners, L.P., a group specializing in emerging markets private equity and mezzanine funds with managed assets of approximately $1 billion as of June 30, 2003.
     * In the 2003 DALBAR Financial Professional Survey of Financial Advisors, Franklin Templeton tied for 2nd place, up from 4th place in 2002, in the overall general opinion category.
     * Franklin Templeton funds in India earned top honors in five out of six categories for performance from Credit Rating and Information Services India Limited, an S&P affiliate.
     * Received approval by the China Securities Regulatory Commission to establish a joint venture fund management company with Sealand Securities.
     *    Franklin Templeton's assets in Taiwan exceeded $4 billion.
     * Launched Franklin Templeton Limited Duration Income Trust [AMEX: FTF], which raised approximately $425 million in its initial offering.
     * Expanded Franklin Templeton's municipal bond offerings with three new shorter-term maturity tax-free income funds.
     * Launched Tapestry, a group of 11 investment strategies targeting Canada's high net-worth investors.

                                       2
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

 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets
 under management and per share data)           THREE MONTHS ENDED               YEAR ENDED
                                                    SEPTEMBER 30                SEPTEMBER 30
                                            --------------------------------------------------------
                                               2003      2002     %        2003      2002       %
                                               ----      ----   CHANGE     ----      ----     CHANGE
                                                                ------                        ------
 OPERATING REVENUES
 Investment management fees                  $411,469 $355,239     16% $1,487,331 $1,462,655      2%
 Underwriting and distribution fees           238,947  189,853     26%    844,674    792,697      7%
 Shareholder servicing fees                    56,429   47,105     20%    217,225    191,302     14%
 Sponsored investment product income, net          93        -     N/A         93          -     N/A
 Other, net                                    15,017   16,110    (7%)     75,125     71,878      5%
                                            --------------------------------------------------------
 TOTAL OPERATING REVENUES                     721,955  608,307     19%  2,624,448  2,518,532      4%
                                            --------------------------------------------------------
 OPERATING EXPENSES
 Underwriting and distribution                211,857  175,054     21%    760,843    716,234      6%
 Compensation and benefits                    166,725  157,627      6%    649,882    645,104      1%
 Information systems, technology and
    occupancy                                  70,871   70,797       -    285,329    294,161    (3%)
 Advertising and promotion                     23,248   25,703   (10%)     92,399    106,877   (14%)
 Amortization of deferred sales commissions    21,257   16,141     32%     73,501     67,608      9%
 Amortization of intangible assets              4,245    4,236       -     16,961     17,107    (1%)
 September 11, 2001 recovery, net             (4,401)        -     N/A    (4,401)          -     N/A
 Other                                         28,613   17,983     59%    101,858     85,939     19%
                                            --------------------------------------------------------
 TOTAL OPERATING EXPENSES                     522,415  467,541     12%  1,976,372  1,933,030      2%
                                            --------------------------------------------------------

 OPERATING INCOME                             199,540  140,766     42%    648,076    585,502     11%
                                            --------------------------------------------------------
 OTHER INCOME (EXPENSES)
 Sponsored investment product gains, net        1,645        -     N/A      1,645          -     N/A
 Other-than-temporary decline in
    investments value                               - (60,068)  (100%)          -   (60,068)  (100%)
 Investment and other income                   20,116   14,015     44%     70,392     65,143      8%
 Interest expense                             (7,105)  (3,168)    124%   (19,910)   (12,302)     62%
                                            --------------------------------------------------------
 OTHER INCOME (EXPENSES), NET                  14,656 (49,221)     N/A     52,127    (7,227)     N/A
                                            --------------------------------------------------------
 Income before taxes on income                214,196   91,545    134%    700,203    578,275     21%
 Taxes on income                               62,117   23,027    170%    197,373    145,552     36%
                                            --------------------------------------------------------

 NET INCOME                                  $152,079  $68,518    122%   $502,830   $432,723     16%
                                            ========================================================

 EARNINGS PER SHARE      Basic                  $0.61    $0.26    135%      $1.98      $1.66     19%
                         Diluted                $0.61    $0.26    135%      $1.97      $1.65     19%
 DIVIDENDS PER SHARE                           $0.075   $0.070      7%     $0.300     $0.280      7%
 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   247,761  260,444    (5%)    253,714    261,239    (3%)
      Diluted                                 249,263  261,497    (5%)    254,681    262,054    (3%)

 OPERATING MARGIN /1/                             28%      23%       -        25%        23%       -
 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $286,954 $270,433      6%   $247,760   $246,385      1%
        Sales                                  24,087   16,083     50%     80,786     72,371     12%
        Reinvested distributions                  657      628      5%      3,691      4,843   (24%)
        Redemptions                          (19,697) (13,562)     45%   (66,865)   (57,492)     16%
        Distributions                         (1,194)  (1,166)      2%    (5,960)    (7,235)   (18%)
        Acquisitions                                -      779  (100%)          -        779  (100%)
        Appreciation/(depreciation)            11,050 (25,435)     N/A     42,445   (11,891)     N/A
 END OF PERIOD                               $301,857 $247,760     22%   $301,857   $247,760     22%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $293,979 $258,993     14%   $269,779   $263,178      3%

/1/ Operating Margin: Operating income divided by total operating revenues.

                                       3
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

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
Per share data)                                                       THREE MONTHS ENDED
                                                30-SEP-03    30-JUN-03    %     31-MAR-03 31-DEC-02  30-SEP-02
                                                ---------    --------- CHANGE  ---------- --------  ---------
                                                                       ------
OPERATING REVENUES
Investment management fees                       $411,469     $376,553      9%   $347,897  $351,412   $355,239
Underwriting and distribution fees                238,947      225,632      6%    194,158   185,937    189,853
Shareholder servicing fees                         56,429       57,430    (2%)     55,315    48,051     47,105
Sponsored investment product income, net               93            -     N/A          -         -          -
Other, net                                         15,017       24,292   (38%)     15,765    20,051     16,110
                                                 ---------------------------------------------------------------
TOTAL OPERATING REVENUES                          721,955      683,907      6%    613,135   605,451    608,307
                                                ---------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                     211,857      207,071      2%    173,068   168,847    175,054
Compensation and benefits                         166,725      163,230      2%    160,809   159,118    157,627
Information systems, technology and
   occupancy                                       70,871       70,459      1%     71,404    72,595     70,797
Advertising and promotion                          23,248       22,281      4%     24,226    22,644     25,703
Amortization of deferred sales commissions         21,257       19,159     11%     17,040    16,045     16,141
Amortization of intangible assets                   4,245        4,244       -      4,238     4,234      4,236
September 11, 2001 recovery, net                  (4,401)            -     N/A          -         -          -
Other                                              28,613       28,088      2%     22,644    22,513     17,983
                                                ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                          522,415      514,532      2%    473,429   465,996    467,541
                                                ---------------------------------------------------------------

OPERATING INCOME                                  199,540      169,375     18%    139,706   139,455    140,766
                                                ---------------------------------------------------------------

OTHER INCOME (EXPENSES)
Sponsored investment product gains, net             1,645            -     N/A          -         -          -
Other-than-temporary decline in
   investments value                                    -            -       -          -         -   (60,068)
Investment and other income                        20,116       22,415   (10%)     15,558    12,303     14,015
Interest expense                                  (7,105)      (6,736)      5%    (3,037)   (3,032)    (3,168)
                                               ---------------------------------------------------------------
OTHER INCOME (EXPENSES), NET                       14,656       15,679    (7%)     12,521     9,271   (49,221)
                                               ---------------------------------------------------------------

Income before taxes on income                     214,196      185,054     16%    152,227   148,726     91,545
Taxes on income                                    62,117       53,666     16%     42,624    38,966     23,027
                                                ---------------------------------------------------------------

NET INCOME                                       $152,079     $131,388     16%   $109,603  $109,760    $68,518
                                                ===============================================================

EARNINGS PER SHARE
     Basic                                          $0.61        $0.52     17%      $0.43     $0.43      $0.26
     Diluted                                        $0.61        $0.52     17%      $0.43     $0.43      $0.26

DIVIDENDS PER SHARE                                $0.075       $0.075       -     $0.075    $0.075     $0.070

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                        247,761      252,633    (2%)    257,023   257,600    260,444
     Diluted                                      249,263      253,254    (2%)    257,654   258,218    261,497

OPERATING MARGIN /2/                                  28%          25%       -        23%       23%        23%

EMPLOYEES                                           6,504        6,540    (1%)      6,619     6,670      6,711
BILLABLE SHAREHOLDER ACCOUNTS /3/ (in millions)      14.2         15.2    (7%)       14.3      10.1        9.6

/2/ Operating Margin: Operating income divided by total operating revenues.
/3/ Effective January 1, 2003, billable shareholder accounts include additional partial service shareholder accounts.

                                       4
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


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                             SEPTEMBER     SEPTEMBER
                                                              30, 2003      30, 2002
                                                              --------      --------
ASSETS
Current assets                                              $2,971,787    $2,362,059
Banking/ finance assets                                        874,951     1,051,972
Non-current assets                                           3,083,497     3,008,707
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,930,235    $6,422,738
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $494,553      $455,019
Banking/ finance liabilities                                   758,506       883,936
Non-current liabilities                                      1,373,167       816,837
-------------------------------------------------------------------------------------
Total liabilities                                            2,626,226     2,155,792
Total stockholders' equity                                   4,304,009     4,266,946
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,930,235    $6,422,738
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      245,932       258,555
-------------------------------------------------------------------------------------

                                       5
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



NEW ACCOUNTING STANDARDS
------------------------

FIN 46

In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). Under FIN 46, a variable interest entity ("VIE") is defined as a corporation, trust, partnership  or other  entity  where  the  equity  investment  holders  have not contributed sufficient capital to finance the activities of the VIE or the equity investment holders do not have defined rights and obligations normally associated with an equity investment. FIN 46 requires consolidation of a VIE by the enterprise that has the majority of the risks and rewards of ownership, referred to as the primary beneficiary. The consolidation and disclosure provisions of FIN 46 are effective immediately for VIEs created after January 31, 2003, and, originally, for interim or annual reporting periods beginning after June 15, 2003 for VIEs created before February 1, 2003. However, in October 2003, the FASB issued Staff Position FIN 46-6 deferring the consolidation provisions of FIN 46 to interim or annual reporting periods ending after December 15, 2003 for VIEs created before February 1, 2003.

The following tables present the effect of the adoption of FIN 46 on the consolidated results of operations and financial position of Franklin Resources, Inc. and its subsidiaries (the "Company") for VIEs created after January 31, 2003. These tables present the effect of consolidating VIEs for which the Company is the primary beneficiary and are intended to provide transparency as to the impact of the consolidation. The Company is continuing its evaluation of sponsored investment products and will adopt the consolidation provision of FIN 46 for entities created before February 1, 2003 in the quarter ending December 31, 2003 in accordance with Staff Position FIN 46-6.

Six VIEs, all sponsored investment products with inception dates after January 31, 2003, have been consolidated in the Company's financial statements at September 30, 2003. As shown in Table I and II, the Company's operating revenues include net operating revenues of $93 thousand related to the results of operations of these VIEs from inception. In addition, an aggregate of $174 thousand of investment management fees, underwriting and distribution fees, and shareholder servicing fees related to these products have been eliminated on consolidation. Other income includes net realized and unrealized gains of the sponsored investment products of $1,645 thousand and $43 thousand of minority interest representing the portion of these sponsored investment products' income that the Company does not own. The net result of these entries required under FIN 46 increased net income by $1,141 thousand for the quarter and year ended September 30, 2003.

Prior to the adoption of FIN 46, these sponsored investment products would have been classified as investment securities, available-for-sale, in the consolidated balance sheet, and Company's portion of the sponsored investment products' net change in value of $1,141 thousand would have been credited to other comprehensive income in the consolidated balance sheet, until realized.

As shown in Table III, the impact of consolidating these VIEs on the Company's balance sheet was to increase current assets by $10,358 thousand, current liabilities by $2,068 thousand and minority interest by $8,290 thousand. The net impact of $10,358 thousand includes an increase in current assets of $48,965 thousand representing the assets of the sponsored investment products, partially offset by a decrease of $38,607 thousand, representing the Company's carrying value of these investments prior to the adoption of FIN 46.

In addition to our sponsored investment products, we expect to consolidate our headquarters campus under the requirements of FIN 46 in the period ending
December 31, 2003. The Company qualifies as the primary beneficiary of the lessor trust, a special purpose entity that financed the construction of the campus. The Company estimates the impact on the consolidated balance sheet at October 1, 2003 will be to increase property and equipment, net, by approximately $159.0 million, and debt by approximately $164.9 million. The debt matures on September 30, 2004, and will be shown in the Company's consolidated balance sheet as a current liability until it is refinanced or paid. During the quarter ended September 30, 2003, under the current operating lease treatment, the Company has recognized and remitted to the special purpose entity rental payments of approximately $0.7 million included in information systems, technology and occupancy expense. As rental payments due under the lease agreement are equal to the interest charges incurred by the special purpose entity on the loan, after adopting FIN 46, rent expense will decline and interest expense will increase by the same amount. In addition, the Company will recognize a quarterly depreciation charge related to the campus of approximately $1.4 million in information systems, technology and occupancy expense.

                                       6
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

SFAS 150

In May 2003, Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"), was issued. SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that these instruments be classified as liabilities in statements of financial position. As disclosed previously, the Company sells put options giving the purchaser the right to sell shares of its common stock to the Company at a specified price on the designated expiration dates. Prior to fiscal fourth quarter 2003, these put options were treated as equity instruments and the related premium received was recorded in stockholders' equity as capital in excess of par value. Under SFAS 150, effective July 1, 2003, these put options are presented as liabilities and measured at fair value. Changes in fair value are recognized in investment and other income in the Company's consolidated income statements. The increase in fair value of these instruments during the quarter ended September 30, 2003 contributed approximately $5.0 million to non-operating income. At September 30, 2003, there were 1.9 million put options outstanding with various expiration dates from December 2003 through January 2004 and exercise prices ranging from $33 to $35.



                                       7
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


 TABLE I
 CONSOLIDATED INCOME STATEMENT
 (Dollar amounts in thousands
 except per share data)
                                                 THREE MONTHS                          CONSOLIDATED
                                              ENDED SEPTEMBER                          THREE MONTHS
                                              30, 2003 BEFORE          FIN 46       ENDED SEPTEMBER
                                            FIN 46 ADJUSTMENTS    ADJUSTMENTS /4/          30, 2003
                                            ------------------    ---------------          --------

 OPERATING REVENUES
 Investment management fees                           $411,603          $(134)              $411,469
 Underwriting and distribution fees                    238,985            (38)               238,947
 Shareholder servicing fees                             56,431             (2)                56,429
 Sponsored investment product income, net                    -              93                    93
 Other, net                                             15,017               -                15,017
                                            --------------------------------------------------------
 TOTAL OPERATING REVENUES                              722,036            (81)               721,955
                                            --------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                         211,857               -               211,857
 Compensation and benefits                             166,725               -               166,725
 Information systems, technology and
    occupancy                                           70,871               -                70,871
 Advertising and promotion                              23,248               -                23,248
 Amortization of deferred sales commissions             21,257               -                21,257
 Amortization of intangible assets                       4,245               -                 4,245
 September 11, 2001 recovery, net                      (4,401)               -               (4,401)
 Other                                                  28,613               -                28,613
                                            --------------------------------------------------------
 TOTAL OPERATING EXPENSES                              522,415               -               522,415
                                            --------------------------------------------------------

 OPERATING INCOME                                      199,621            (81)               199,540
                                            --------------------------------------------------------

 OTHER INCOME (EXPENSES)
 Sponsored investment product gains, net                     -           1,645                 1,645
 Investment and other income                            20,073              43                20,116
 Interest expense                                      (7,105)               -               (7,105)
                                            --------------------------------------------------------
 OTHER INCOME, NET                                      12,968           1,688                14,656
                                            --------------------------------------------------------

 Income before taxes on income                         212,589           1,607               214,196
 Taxes on income                                        61,651             466                62,117
                                            --------------------------------------------------------

 NET INCOME                                           $150,938          $1,141              $152,079
                                            ========================================================

 EARNINGS PER SHARE
     Basic                                                                                     $0.61
     Diluted                                                                                   $0.61

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                                                                  247,761
      Diluted                                                                                249,263


/4/ Adjustments to consolidate certain sponsored investment products and related elimination adjustments.

                                       8
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







 TABLE II
 CONSOLIDATED INCOME STATEMENT
 (Dollar amounts in thousands except
 per share data)

                                                                                         CONSOLIDATED
                                            YEAR ENDED SEPTEMBER                           YEAR ENDED
                                             30, 2003 BEFORE FIN            FIN 46          SEPTEMBER
                                                  46 ADJUSTMENTS      ADJUSTMENTS /5/        30, 2003
                                                   --------------     ---------------        --------

 OPERATING REVENUES
 Investment management fees                            $1,487,465            $(134)         $1,487,331
 Underwriting and distribution fees                       844,712              (38)            844,674
 Shareholder servicing fees                               217,227               (2)            217,225
 Sponsored investment product income, net                       -                93                 93
 Other, net                                                75,125                 0             75,125
                                            ----------------------------------------------------------
 TOTAL OPERATING REVENUES                               2,624,529              (81)          2,624,448
                                            ----------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                            760,843                 -            760,843
 Compensation and benefits                                649,882                 -            649,882
 Information systems, technology and
    occupancy                                             285,329                 -            285,329
 Advertising and promotion                                 92,399                 -             92,399
 Amortization of deferred sales commissions                73,501                 -             73,501
 Amortization of intangible assets                         16,961                 -             16,961
 September 11, 2001 recovery, net                         (4,401)                 -            (4,401)
 Other                                                    101,858                 -            101,858
                                            -----------------------------------------------------------
 TOTAL OPERATING EXPENSES                               1,976,372                 -          1,976,372
                                            ----------------------------------------------------------

 OPERATING INCOME                                         648,157              (81)            648,076
                                            ----------------------------------------------------------

 OTHER INCOME (EXPENSES)
 Sponsored investment product gains, net                        -             1,645              1,645
 Investment and other income                               70,349                43             70,392
 Interest expense                                        (19,910)                 -           (19,910)
                                            ----------------------------------------------------------
 OTHER INCOME, NET                                         50,439             1,688             52,127
                                            ----------------------------------------------------------

 Income before taxes on income                            698,596             1,607            700,203
 Taxes on income                                          196,907               466            197,373
                                            ----------------------------------------------------------

 NET INCOME                                              $501,689            $1,141           $502,830
                                            ==========================================================


 EARNINGS PER SHARE
      Basic                                                                                      $1.98
      Diluted                                                                                    $1.97

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                                                                    253,714
      Diluted                                                                                  254,681


/5/ Adjustments to consolidate certain sponsored investment products and related elimination adjustments.

                                       9
--------------------------------------------------------------------------------


TABLE III
CONSOLIDATED BALANCE SHEET
(Dollar amounts in thousands)

                                            PRELIMINARY
                                          SEPTEMBER 30,                         PRELIMINARY
                                            2003 BEFORE       FIN 46           CONSOLIDATED
                                                 FIN 46  ADJUSTMENTS /6/      SEPTEMBER 30,
                                            ADJUSTMENTS  ---------------               2003
                                            -----------                                ----
ASSETS
Current assets                                $2,961,429      $10,358            $2,971,787
Banking/ finance assets                          874,951            -               874,951
Non-current assets                             3,083,497            -             3,083,497
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                  $6,919,877      $10,358            $6,930,235
-------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                             $492,485       $2,068              $494,553
Banking/ finance liabilities                     758,506            -               758,506
Non-current liabilities                        1,364,877        8,290             1,373,167
-------------------------------------------------------------------------------------------
Total liabilities                              2,615,868       10,358             2,626,226
Total stockholders' equity                     4,304,009            -             4,304,009
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $6,919,877      $10,358            $6,930,235
-------------------------------------------------------------------------------------------


/6/ Adjustments to consolidate certain sponsored investment products and related elimination adjustments.

                                       10
--------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             30-SEP-03    30-JUN-03   31-MAR-03   31-DEC-02   30-SEP-02
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $99.8        $91.6       $75.7       $81.4       $76.5
                   Domestic (U.S.)             55.4         50.7        42.7        43.5        41.4
                                        -------------------------------------------------------------
                   Total equity               155.2        142.3       118.4       124.9       117.9
                                        -------------------------------------------------------------

      HYBRID/BALANCED                          45.8         42.8        37.4        38.3        36.6

      FIXED-INCOME
                   Tax-free                    52.2         53.6        52.3        52.1        52.8
                   Taxable:
                      Domestic (U.S.)          31.1         31.4        29.4        27.3        26.1
                      Global/international     11.8         10.9         9.4         9.1         8.6
                                        -------------------------------------------------------------
                   Total fixed-income          95.1         95.9        91.1        88.5        87.5
                                        -------------------------------------------------------------

      MONEY MARKET                              5.8          6.0         5.5         6.0         5.8

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $301.9       $287.0      $252.4      $257.7      $247.8
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $294.0       $272.2      $255.1      $254.8      $259.0
                                        =============================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)
                                                             THREE MONTHS ENDED
                                          30-SEP-03    30-JUN-03    % CHANGE   30-SEP-02    % CHANGE
BEGINNING ASSETS UNDER MANAGEMENT            $287.0      $252.4          14%      $270.4         6%
     U.S. RETAIL ASSETS
       Beginning assets                      $180.0      $160.4          12%      $169.9         6%
       ---------------------------------------------------------------------------------------------
       Sales                                   12.9        11.7          10%         9.5        36%
       Reinvested distributions                 0.6         0.9        (33%)         0.6          -
       Redemptions                           (10.0)       (8.5)          18%       (8.5)        18%
       Distributions                          (1.1)       (1.4)        (21%)       (1.1)          -
       Acquisitions                               -           -            -           -          -
       Appreciation/(depreciation)              5.6        16.9        (67%)      (12.7)        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          188.0       180.0           4%       157.7        19%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $107.0       $92.0          16%      $100.5         6%
       ---------------------------------------------------------------------------------------------
       Sales                                   11.2        10.2          10%         6.6        70%
       Reinvested distributions                   -         0.1       (100%)           -          -
       Redemptions                            (9.7)       (7.5)          29%       (5.0)        94%
       Distributions                          (0.1)       (0.1)            -       (0.1)          -
       Acquisitions                               -           -            -         0.8     (100%)
       Appreciation/(depreciation)              5.5        12.3        (55%)      (12.7)        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          113.9       107.0           6%        90.1        26%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $301.9       $287.0          5%      $247.8         22%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $287.0       $252.4         14%      $270.4          6%
         --------------------------------------------------------------------------------------------
         Sales                                 24.1         21.9         10%        16.1         50%
         Reinvested distributions               0.6          1.0       (40%)         0.6           -
         Redemptions                         (19.7)       (16.0)         23%      (13.5)         46%
         Distributions                        (1.2)        (1.5)       (20%)       (1.2)           -
         Acquisitions                             -            -           -         0.8      (100%)
         Appreciation/(depreciation)           11.1         29.2       (62%)      (25.4)         N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $301.9       $287.0          5%      $247.8         22%
         --------------------------------------------------------------------------------------------

Note: Institutional assets totaling approximately $20.6 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at September 30, 2003, were approximately $100.4 billion, of which high net-worth assets comprised $10.1 billion.

                                       11
--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
Three Months Ended                                              30-Sep-03  30-Jun-03   30-Sep-02
------------------                                              ---------  ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $91.6       $75.7       $93.6
       ------------------------------------------------------------------------------------------
       Sales                                                         7.9         6.3         4.6
       Reinvested distributions                                        -         0.1           -
       Redemptions                                                 (7.3)       (5.7)       (3.9)
       Distributions                                                   -       (0.1)           -
       Acquisitions                                                    -           -         0.2
       Appreciation/(depreciation)                                   7.6        15.3      (18.0)
       ------------------------------------------------------------------------------------------
       Ending assets                                                99.8        91.6        76.5
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             50.7        42.7        48.5
       ------------------------------------------------------------------------------------------
       Sales                                                         3.8         3.2         3.0
       Reinvested distributions                                        -         0.2           -
       Redemptions                                                 (2.1)       (2.1)       (2.7)
       Distributions                                                   -       (0.2)           -
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   3.0         6.9       (7.4)
       ------------------------------------------------------------------------------------------
       Ending assets                                                55.4        50.7        41.4
       ------------------------------------------------------------------------------------------
HYBRID/BALANCED
       Beginning assets                                             42.8        37.4        39.6
       ------------------------------------------------------------------------------------------
       Sales                                                         3.2         2.6         1.0
       Reinvested distributions                                      0.1         0.2         0.1
       Redemptions                                                 (1.1)       (1.1)       (0.7)
       Distributions                                               (0.2)       (0.3)       (0.2)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   1.0         4.0       (3.2)
       ------------------------------------------------------------------------------------------
       Ending assets                                                45.8        42.8        36.6
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             53.6        52.3        50.2
       ------------------------------------------------------------------------------------------
       Sales                                                         1.6         1.7         1.9
       Reinvested distributions                                      0.3         0.3         0.3
       Redemptions                                                 (2.2)       (1.5)       (1.1)
       Distributions                                               (0.6)       (0.6)       (0.7)
       Acquisitions                                                    -           -           -
       (Depreciation)/appreciation                                 (0.5)         1.4         2.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                52.2        53.6        52.8
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             42.3        38.8        33.1
       ------------------------------------------------------------------------------------------
       Sales                                                         5.1         5.4         3.3
       Reinvested distributions                                      0.2         0.2         0.2
       Redemptions                                                 (4.1)       (3.3)       (2.7)
       Distributions                                               (0.4)       (0.3)       (0.3)
       Acquisitions                                                    -           -         0.3
       (Depreciation)/appreciation                                 (0.2)         1.5         0.8
       ------------------------------------------------------------------------------------------
       Ending assets                                                42.9        42.3        34.7
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                              6.0         5.5         5.4
       ------------------------------------------------------------------------------------------
       Sales                                                         2.5         2.7         2.3
       Reinvested distributions                                        -           -           -
       Redemptions                                                 (2.9)       (2.3)       (2.4)
       Distributions                                                   -           -           -
       Acquisitions                                                    -           -         0.3
       Appreciation                                                  0.2         0.1         0.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                 5.8         6.0         5.8
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $301.9      $287.0      $247.8

                                       12
--------------------------------------------------------------------------------

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, October 23, 2003, Franklin Resources, Inc., [NYSE:BEN] will release its fourth fiscal quarter 2003 financial results. Martin Flanagan and Greg Johnson, co-presidents of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through November 6, 2003. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #2775729, after 7:30 p.m. Eastern Time on October 23, 2003, through 11:59 p.m. Eastern Time on November 6, 2003.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $301 billion in assets under management as of September 30, 2003. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.

SUPPLEMENTAL INFORMATION
------------------------

     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R)(1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 8/31/03 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
     3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1127. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     4. Source: LIPPER(R) Inc., 9/30/03. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 33, 37, 39 and 30 funds ranked in the top quartile and 28, 30, 27 and 22 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     5. Source: LIPPER(R) Inc., 9/30/03. Of the eligible Franklin Templeton non-money market equity funds tracked by LIPPER, 8, 23, 16 and 9 funds ranked in the top quartile and 15, 8, 13 and 10 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     6. Source: [MORNINGSTAR](C)9/30/03. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall


                                       13
--------------------------------------------------------------------------------

          MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) MORNINGSTAR Rating metrics. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 156; 115; 29 Conservative Allocation funds for the respective 3-, 5- and 10-year periods ended 9/30/03, as applicable. For the 3-, 5- and 10-year periods ended
          9/30/03, the Morningstar ratings were: Franklin Income Fund 4, 4, 3. The following fund was rated against 547; 366; 112 Mid-Cap Growth funds for the respective 3-, 5- and 10-year periods ended 9/30/03, as applicable. For the 3-, 5- and 10-year periods ended 9/30/03, the MORNINGSTAR ratings were: Franklin Flex Cap Growth Fund 3, 3, 5. The following fund was rated against 135; 110; N/A Multisector Bond funds for the respective 3-, 5- and 10-year periods ended 9/30/03, as applicable. For the 3-, 5- and 10-year periods ended 9/30/03, the Morningstar ratings were: Franklin Strategic Income Fund 3, 4, N/A.
     7. Source: LIPPER(R) Inc., 9/30/03. Franklin Income Fund Class A ranked 6 in a universe of 149 funds in LIPPER's "Income Funds" group for the one-year period, 4 of 91 for the three-year period, 4 of 73 for the five-year period and 7 of 18 for the 10-year period.
     8. Source: LIPPER(R) Inc., 9/30/03. Franklin Flex Cap Growth Fund Class A ranked 148 in a universe of 409 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 131 of 289 for the three-year period, 11 of 159 for the five-year period and 4 of 62 for the 10-year period.
     9. Source: LIPPER(R) Inc., 9/30/03. Of the eligible Franklin Templeton non-money market taxable income funds tracked by LIPPER, 5, 4, 3 and 3 funds ranked in the top quartile and 3, 4, 4 and 1 fund(s) ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     10. Source: LIPPER(R) Inc., 9/30/03. Franklin Strategic Income Fund Class A ranked 7 in a universe of 109 funds in LIPPER'S "Multi-Sector Income Funds" group for the one-year period, 25 of 103 for the three-year period, and 13 of 89 for the five-year period.
     11. Source: LIPPER(R) Inc., 9/30/03. Of the eligible Templeton equity funds tracked by LIPPER, 1 out of 10 funds ranked in the top LIPPER quartile for the one-year period, 7 of 9 for the three-year period, 3 of 9 for the five-year period and 3 of 8 for the 10-year period for their respective LIPPER peer groups. 7 out of 10 eligible Templeton equity funds ranked in the second LIPPER quartile for the one-year period, 2 of 9 for the three-year period, 3 of 9 for the five-year period and 3 of 8 for the 10-year period for their respective LIPPER peer groups.
     12. Source: [MORNINGSTAR](C) 9/30/03. Five Templeton equity mutual funds received 4 stars, three received 3 stars, and one received 2 stars.


FORWARD-LOOKING STATEMENTS
--------------------------

     Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and Franklin's most recent Form 10-Q.

     * Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political and economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risks and limitations could constrain our operations.
     * Regulatory and legislative actions and reforms, including those directed at the mutual fund industry could impact the Company.

                                      # # #